SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-KA
Amendment No. 1 to
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 31, 2005
Date of Report (date of earliest event reported)

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
(Exact name of Registrant as specified in its charter)

Delaware	333-103345	94-2528990
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 THIRD AVENUE, WMT 1706
SEATTLE, WASHINGTON 98101
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 377-8555

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Amendment No. 1 to the Current Report on Form 8-K dated October 31, 2005 is filed by the registrant to amend and restate in its entirety Exhibit 99.1 entitled NEW ISSUE OR ISSUES BACKED BY NEWLY ORIGINATED OR SEASONED ADJUSTABLE-RATE ONE-YEAR OPTION MTA OR COFI MORTGAGE LOANS ("Exhibit 99.1").  Specifically, the figure of " $8.171 million" was corrected to "$8.171 billion" in the sixth paragraph of Exhibit 99.1.  Exhibit 99.1 is attached to this 8-K/A.

SECTION 9  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits

The following exhibit is filed herewith:

99.1 Term Sheet prepared by WaMu Capital Corp. which may be prepared and delivered to potential investors, relating to MTA Option Arm Performance Data.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
Date: November 2, 2005	By:	/s/ David H. Zielke David H. Zielke First Vice President and Counsel (Authorized Officer)

Exhibit Index

99.1 Term Sheet prepared by WaMu Capital Corp. which may be prepared and delivered to potential investors, relating to MTA Option Arm Performance Data.